UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2019

VSE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation or Organization)

Delaware (State or Other Jurisdiction of Incorporation)	0-3676 (Commission File Number)	54-0649263 (IRS Employer Identification Number)

6348 Walker Lane
Alexandria, VA	22310-3226
(Address of Principal Executive Offices)	(Zip Code)

(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 10, 2019, VSE Aviation, Inc. (“VSE Aviation”), a wholly owned subsidiary of VSE Corporation (“VSE”), and VSE entered into a definitive Share Purchase Agreement (the “SPA”) to acquire two privately held aviation supply chain management companies, 1st Choice Aerospace Inc., a Florida corporation, and 1st Choice Aerospace Inc., an Ohio corporation, (collectively referred to herein as “1st Choice Aerospace”), by acquiring all of their outstanding common stock (the “Acquisition”). 1st Choice Aerospace, with operations in Florida and Kentucky, is a provider of component maintenance, repair and overhaul ("MRO") services for new generation and legacy commercial aircraft. On January 14, 2019, VSE filed a Current Report on Form 8-K with the Securities and Exchange Commission (the "SEC") disclosing the execution of the SPA and consummated the closing thereunder (the "Original Form 8-K").

This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to provide the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that was not previously filed with the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired

The audited Statement of Assets Acquired and Liabilities Assumed (the “Audited Statement”) as of December 31, 2018 of 1st Choice Aerospace with respect to the Acquisition is filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

Pursuant to a letter dated February 15, 2019 from the SEC’s Division of Corporation Finance, the SEC permitted VSE to provide the Audited Statement described above in lieu of the full financial statements of 1st Choice Aerospace for the purpose of complying with the requirements of Rule 3-05 and Article 11 of SEC Regulation S-X.

(b)           Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet of VSE as of December 31, 2018 and unaudited pro forma condensed consolidated statement of income of VSE for the year ended December 31, 2018 are being filed as Exhibit 99.2 to this Form 8-K/A.

(c)           Not applicable

(d)           Exhibits

Exhibit Number	Description

23.1	Consent of Independent Certified Public Accountants

99.1	The Audited Statement of 1st Choice Aerospace Assets Acquired and Liabilities Assumed.

99.2	The unaudited pro forma condensed consolidated balance sheet of VSE as of December 31, 2018 and the unaudited condensed consolidated statement of income of VSE for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VSE CORPORATION
(Registrant)

Date: April 4, 2019	/s/ T. R. Loftus
T. R. Loftus
Executive Vice President and Chief Financial Officer